Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SunAmerica Dynamic Allocation Portfolio

SunAmerica Dynamic Strategy Portfolio

(the “Portfolios”)

Supplement dated August 29, 2017, to the Portfolios’ Prospectus dated May 1, 2017, as supplemented and amended to date

Effective immediately:

The second paragraph of the section entitled “Portfolio Summary: SunAmerica Dynamic Allocation Portfolio – Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica utilizes many factors, including research provided by an independent consultant. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.

The second paragraph of the section entitled “Portfolio Summary: SunAmerica Dynamic Strategy Portfolio – Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica utilizes many factors, including research provided by an independent consultant. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the

Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.

The second paragraph of the section entitled “Additional Information About the SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio – The Fund-of-Funds Component (70%-90%)” is hereby deleted in its entirety and replaced with the following:

SunAmerica establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Portfolios that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Portfolios and direct investments. SunAmerica utilizes many factors, including research provided by independent consultants. SunAmerica pays the consultants, not the Portfolios.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.